Exhibit 10.13

                        NBR REAL ESTATE INVESTMENT TRUST

                              DECLARATION OF TRUST
                             Dated February 5, 2002

This DECLARATION OF TRUST is made as of the date set forth above by the undersigned (the "Trustees"):


                                   Article I
                                   FORMATION

     The Trustees do hereby form a real estate investment trust (the "Trust") within the meaning of Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended from time to time ("Title 8"). The Trust shall not be deemed to be a general partnership, limited partnership, joint venture, joint stock company or a corporation (but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Internal Revenue Code of 1986, as amended from time to time, or any successor statute (the "Code")). For purposes of the Declaration of Trust, "REIT" means a real estate investment trust under sections 856 through 860, or any successor provisions, of the Code.

                                   Article II
                                      NAME

     The name of the Trust is:

          NBR Real Estate Investment Trust

     Under circumstances in which the Board of Trustees of the Trust (the "Board of Trustees" or the "Board") determines that the use of the name of the Trust is not practicable, the Trust may use any other designation or name for the Trust.


                                  Article III
                               PURPOSES AND POWERS

Section 1. Purposes.

     The purposes for which the Trust is formed are to engage in any lawful act or activity for which real estate investment trusts may be organized under the general laws of the State of Maryland as now or hereafter in force (including, without limitation or obligation, engaging in business as a real estate investment trust under the Code). Such lawful activities shall include, but are not limited to, investment in, acquisition of, holding, managing, controlling and disposing of property.



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Section 2. Powers.

     The Trust shall have all of the powers granted to real estate investment trusts by Title 8 and all other powers set forth in the Declaration of Trust, including, but not limited to, the power to make guarantees, which the Board of Trustees deems appropriate to promote and attain the purposes set forth in the Declaration of Trust.

                                   Article IV
                                 RESIDENT AGENT

     The name of the resident agent of the Trust in the State of Maryland is The Corporation Trust, Incorporated, whose post office address is 300 E. Lombard Street, Baltimore, Maryland 21202. The resident agent is a corporation of the State of Maryland. The Trust may have such offices or places of business within or outside the State of Maryland as the Board of Trustees may from time to time determine.

                                   Article V
                                BOARD OF TRUSTEES

Section 1. Powers.

     Subject to any express limitations contained in this Declaration of Trust or in the Bylaws, (a) the business and affairs of the Trust shall be managed under the direction of the Board of Trustees and (b) the Board shall have full, exclusive and absolute power, control and authority over any and all property of the Trust. The Board may take any action as in its sole judgment and discretion is necessary or appropriate to conduct and to carry out the business and affairs of the Trust. The Declaration of Trust shall be construed with the presumption in favor of the grant of power and authority to the Board. Any construction of the Declaration of Trust or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Trustees included in the Declaration of Trust or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board or the Trustees under the general laws of the State of Maryland or any other applicable laws.

     The Board of Trustees, without any action by the shareholders of the Trust, shall have and may exercise, on behalf of the Trust, without limitation, the power to terminate the status of the Trust as a real estate investment trust under the Code; to determine that compliance with any restriction or limitations on ownership and transfers of shares of the Trust's beneficial interest set forth in Article VI of the Declaration of Trust is no longer required in order for the Trust to qualify as a REIT; to adopt, amend and repeal Bylaws; to elect officers in the manner prescribed in the Bylaws; to solicit proxies from holders of shares of beneficial interest of the Trust; and to do any other acts and deliver any other documents necessary or appropriate to the foregoing powers.

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Section 2. Number.

     The Trustees of the Board shall initially number three (3), which number may thereafter be increased, and subsequently increased or decreased, by the Board of Trustees from time to time pursuant to the Bylaws of the Trust. It shall not be necessary to list in the Declaration of Trust the names of any Trustees hereinafter elected. No reduction in the number of Trustees shall cause the removal of any Trustee from office prior to the expiration of his term.

     Any vacancy on the Board of Trustees occurring for any reason may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum. A Trustee elected to fill a vacancy shall serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualifies.

Section 3. Initial Board of Trustees.

     The names of the Trustees, each of whom shall serve until the first annual meeting of shareholders and until his or her successor is duly elected and qualified, are:

                  Patrick W. Kilkenny
                  Dana R. Johnson
                  James E. Beckwith

Section 4. Term.

     The Trustees shall be elected at each annual meeting of the shareholders and shall serve until the next annual meeting of the shareholders and until their successors are duly elected and qualify.

Section 5. Resignation and Removal.

     Any Trustee may resign by written notice to the Board, effective upon execution and delivery of such written notice or upon any future date specified in the notice. A Trustee may be removed at any time, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast by the shareholders generally in the election of Trustees.

                                   Article VI
                          SHARES OF BENEFICIAL INTEREST

Section 1. General.

     (a) Authorized Shares. The beneficial interest in the Trust shall be divided into shares of beneficial interest (the "Shares"). The total number of Shares which the Trust has authority to issue is Five Thousand (5,000), consisting of Three Thousand (3,000) common shares of beneficial interest, par value $.01 per share (the "Common Shares"), and Two Thousand (2,000) preferred shares of beneficial interest, par value $.01 per share (the "Preferred Shares"). The aggregate par value of all authorized Shares having par value is Fifty Dollars ($50.00).

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     (b) Common  Shares.  Subject to the provisions of Section 3 of this Article
VI and the rights of holders of any other class or series of Shares then outstanding, each of the Common Shares shall entitle the shareholder to one vote per share on all matters upon which shareholders are entitled to vote, to receive dividends and other distributions as authorized by the Board in accordance with the Declaration of Trust and Title 8, and to all rights of a shareholder pursuant thereto.

     (c) Preferred Shares. The Preferred Shares shall have the preference, conversion and other rights, voting powers, restrictions, limitations as to dividends and distributions, qualifications, terms and conditions of redemption and other terms and conditions set forth in Section 2 of this Article VI.

     (d) Increase or Decrease in Number of Shares. The Board of Trustees, without the approval of the shareholders of the Trust, may amend the Declaration of Trust from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class that the Trust has authority to issue.

     (e) Classification or Reclassification of Shares. The Board of Trustees may classify or reclassify any unissued Shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions redemption. Prior to issuance of classified or reclassified Shares of any class or series, the Board of Trustees by resolution shall (i) designate that class or series to distinguish it from all other classes and series of Shares; (ii) specify the number of Shares to be included in the class or series; (iii) set, subject to the provisions of Section 3 of this Article VI and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (iv) cause the Trust to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the "SDAT"). Any of the terms of any class or series of Shares set pursuant to clause (iii) of this Section 1(e) may be made dependent upon facts ascertainable outside the Declaration of Trust (including the occurrence of any event, including a determination or action by the Trust or any other person or body) and may vary among holders thereof, provided that the manner in which such facts or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the Declaration of Trust, as supplemented by articles supplementary filed with the SDAT.

     (f) Authorization by Board of Share Issuance. The Board of Trustees may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series whether now or hereafter authorized, for such consideration (whether in cash, property, past or future services, obligations for future payment or otherwise) as the Board of Trustees may deem advisable (or without consideration in the case of a Share split or Share dividend), subject to such restrictions or limitations, if any, as may be set forth in the Declaration of Trust or Bylaws of the Trust.



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     (g)  Dividends and  Distributions.  The Board of Trustees may, from time to time, authorize and declare to shareholders such dividends or distributions, in cash, property or other assets of the Trust or in securities of the Trust or from any other source, as the Board shall determine. The Board of Trustees shall endeavor to declare and pay such dividends and distributions as shall be necessary for the Trust to qualify as a real estate investment trust under the Code; however, shareholders shall have no right to any dividend or distribution unless or until authorized and declared by the Board. The exercise of the powers and rights of the Board pursuant to this Section 1(g) shall be subject to the provisions of any class of Shares at the time outstanding. Notwithstanding any other provision in the Declaration of Trust, no determination shall be made by the Board of Trustees nor shall the Board cause the Trust to enter into any transaction which would cause any Shares or other beneficial interest in the Trust not to constitute "transferable shares" or "transferable certificates of beneficial interest" under Section 856(a)(2) of the Code or which would cause any distribution to constitute a preferential dividend as described in Section 562(c) of the Code.

     (h) General Nature of Shares. All Shares shall be personal property entitling the shareholders only to those rights provided in the Declaration of Trust. The shareholders shall have no interest in the property of the Trust and shall have no right to compel any partition, division, dividend or distribution of the Trust or the property of the Trust. The death of a shareholder shall not terminate the Trust. The Trust is entitled to treat as shareholders only those persons in whose names Shares are registered as holders of the Shares on the Beneficial Interest Ledger of the Trust.

     (i) Fractional Shares. The Trust may, without the consent or approval of any shareholders, issue fractional Shares, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it or pay cash for the fair value of a fraction of a Share.

     (j) Declaration of Trust and Bylaws. All persons who shall acquire Shares in the Trust shall acquire the same subject to the provisions of this Declaration of Trust and the Bylaws.

Section 2. Preferred Shares.

     (a) Terms and Conditions.

          (i) Stated Value. The Preferred Shares shall be issued by the Trust for their Stated Value (as herein defined), in such amounts, at such times and to such persons as shall be specified by the Board of Trustees, from time to time. For the purposes hereof, the "Stated Value" of each Preferred Share (regardless of its par value) shall be $250.00 per share, which Stated Value shall be proportionately increased or decreased for any consolidation or Share split or other similar transactions, respectively, of the outstanding Preferred Shares.

          (ii) Rank. The Preferred Shares shall, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank senior to the Common Shares and to any other classes of shares which may be authorized, issued and outstanding which are not expressly designated as senior or pari passu in rights to the Preferred Shares (collectively the "Junior Shares").



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          (iii) Dividends.


               (A) Amount. On the last business day of each calendar year (the "Dividend Payment Date"), the holder of each Preferred Share shall become entitled to receive (when, as and if declared by the Board from funds legally available for the payment of dividends and distributions) a dividend (the "Fixed Dividend") equal to eight percent (8%) per annum of the Stated Value of such Share (pro-rated for any portion of the year that such share shall have been issued and outstanding).

               (B) Accumulation and Time of Payment. Dividends on each Preferred Share shall be cumulative and shall accrue from day to day, whether or not earned or declared, commencing with the date of issue of such Preferred Share. Dividends shall be payable annually, when, as and if declared by the Board.

               (C) Payment of Dividends. Dividends declared by the Board shall be paid to the shareholders of record of outstanding Preferred Shares as their names shall appear on the Beneficial Interest Ledger of the Trust on a record date to be established by the Board of Trustees, which record date shall be not more than sixty (60) nor less than ten (10) days preceding the date of payment, whether or not such date is a Dividend Payment Date. If no date is established by the Board, the record date shall automatically be ten (10) days preceding the date of payment.

               (D) Priority of Cumulative Dividends. So long as any Preferred Shares are outstanding, the Trust shall not (i) declare, pay or set apart for payment any dividend on, or make any distribution in respect of, the Junior Shares or any warrants, rights, calls or options exercisable or convertible into any of the Junior Shares, either directly or indirectly, whether in cash, obligations or shares of the Trust or other property, (ii) make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the purchase, redemption, retirement or other acquisition for value of any of, or redeem, purchase, retire or otherwise acquire for value any of, the Junior Shares or any warrants, rights, calls or options exercisable for or convertible into any of the Junior Shares, or (iii) permit any corporation or other entity directly or indirectly controlled by the Trust to purchase, redeem, retire or otherwise acquire for value any of the Junior Shares, or any warrants, rights, calls or options exercisable for or convertible into any of the Junior Shares, unless, prior to or concurrently with such declaration, payment, setting apart for payment, purchase, redemption, other acquisition for value or distribution, all accrued and unpaid dividends (including accrued dividends, if any, not paid by reason of the terms and conditions of Section 2(b) Article VI, if any, on all Preferred Shares shall have been paid through the immediately preceding Dividend Payment Date or, if such declaration, payment, setting apart for payment, purchase, other acquisition for value or distribution occurs on a Dividend Payment Date, through such Dividend Payment Date; provided, however, that this restriction shall not apply to the repurchase of Common Shares held by employees, officers, trustees, or consultants of the Trust (or their permitted transferees) that are subject to restrictive share purchase agreements under which the Trust has the option or obligation to repurchase such shares upon the occurrence of certain events, such as termination of employment, except as necessary for the Trust to attempt to, or continue to, qualify as a "real estate investment trust" under the Code.

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          (iv) Special Restrictions on Transfer of Preferred Shares.

               (A) General. Any purported sale, transfer, gift, bequest, hypothecation, pledge, assignment, exchange, or other disposition of any interest in the Preferred Shares, whether voluntary or involuntary, by operation of law or otherwise (collectively, a "Transfer") shall be subject to (i) the requirements and limitations of this Section 2(a)(iv), (ii) the requirements and limitations of Section 3, and all other provisions, of the Declaration of Trust, and (iii) all federal and state securities laws.

               (B) Voluntary Transfers. No shareholder may transfer or attempt to transfer, to any person or entity other than Trust, any Preferred Shares now held or hereinafter acquired by such shareholder without first giving written notice (the "Transfer Notice") thereof to the Trust, identifying the proposed transferee (the "Transferee"), the purchase price or other consideration, if any, and terms of the proposed transaction, and offering the Preferred Shares to the Trust. Within thirty (30) days after receipt of the Transfer Notice, the Trust may elect to purchase, or designate a third party to purchase, the Preferred Shares at a purchase price per share equal to the purchase price identified in the Transfer Notice (or the fair value equivalent as contemplated in the following sentence) or in the event that the Transfer is a gift or other transfer for no consideration, or an hypothecation, pledge or assignment for security, at a purchase price per Share equal to its fair value as determined in good faith by the Board of Trustees. If the Transfer is for assets or property other than cash, the Trust or its designee may either purchase the Preferred Shares for such assets or property or alternatively may pay the fair value of such assets or property as determined in good faith by the Board of Trustees in cash in lieu of such assets or property. If the Trust elects not to purchase, or cause the purchase of, the Preferred Shares, such Preferred Shares may be Transferred within fifteen (15) days after the expiration of such 30-day period to the proposed Transferee upon the price and terms specified in the Transfer Notice. If the Preferred Shares are not so Transferred within such 15-day period, then a Transfer may occur only after the shareholder again complies with the prior notice provisions set forth in this Section 2(a)(iv)(B).

               (C) Death or Incompetency of Holder. In the event of the death or adjudication of incompetency of any shareholder holding Preferred Shares, any executor, administrator, guardian, or Transferee (in the event that a Transfer is deemed to have occurred) of his or her Preferred Shares shall, within ninety
(90) days after the date of death or adjudication of incompetency, give written notice (the "Fiduciary Notice") thereof to the Trust and offer the Preferred Shares to the Trust. Within thirty (30) days after receipt of the Fiduciary Notice, the Trust may elect to purchase, or designate a third party to purchase, the Preferred Shares at a purchase price per share equal to its fair value as determined in good faith by the Board of Trustees of the Trust. If the Trust elects not to purchase, or cause the purchase of, the Preferred Shares within 30 days after receipt of the Fiduciary Notice, the Preferred Shares may be retained by the estate, the guardian, or such other Transferee.

               (D) Transfers by Operation of Law. In the event that a shareholder of Preferred Shares (i) files a voluntary petition under any Bankruptcy or insolvency law, or a petition for the appointment of a receiver or makes an assignment for the benefit of creditors; or (ii) is subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to his or her Preferred

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          Shares;  or (iii) is subjected  to a Transfer of his or her  Preferred
Shares by operation of law, the shareholder shall give written notice (the "Legal Notice") thereof to the Trust. Within thirty (30) days after receipt of the Legal Notice, the Trust may elect to purchase, or designate a third party to purchase, the Preferred Shares at a purchase price per share equal to its fair value as determined in good faith by the Board of Trustees of the Trust. Failure of the Trust to elect to purchase, or cause the purchase of, Preferred Shares under this Section 2(a)(iv)(D) shall not affect its right to purchase the same units under Section 2(a)(iv)(B) in the event of a proposed Transfer by or to any receiver, petitioner, assignee, transferee or other person obtaining an interest in the Preferred Shares.

               (E) Transfers in Violation of Restriction. If any Transfer of Preferred Shares is made or attempted contrary to the provisions of this Section 2(a)(iv), or if the Preferred Shares are not offered to the Trust as required by this Section 2(a)(iv), the Trust shall nonetheless have the right to purchase or designate a third party to purchase, the Preferred Shares from the owner thereof or his Transferee, at any time before or after the Transfer, at a price equal to the then current fair value of such Preferred Shares as determined in good faith by the Board of Trustees of the Trust. In addition to any other legal or equitable remedies which it may have, the Trust may enforce its rights by actions for specific performance and may refuse to recognize any such Transferee as one of its shareholders for any purpose, including without limitation for purposes of dividends and voting rights, until all applicable provisions of this
Section 2(a)(iv) have been complied with.

               (F) Limitation. Anything herein to the contrary notwithstanding, the purchase price per share which the Trust is required to pay for Preferred Shares purchased pursuant to this Section 2(a)(iv) shall not exceed the Stated Value.

          (v) Procedure and Limitations Applicable to Purchases and Sales of Preferred Shares.

               (A) Notices; Closing Date.

                    (i). In the event the Trust elects to exercise its right to purchase, or designate a third party to purchase, Preferred Shares pursuant to
Section 2(a)(iv), the Trust shall give written notice (the "Purchase Notice") to the affected shareholder (or such shareholder's legal representative) of such election, which Purchase Notice shall fix a closing date for such purchase and shall include an appropriate instrument of transfer for the Preferred Shares (the "Instrument of Transfer").

                    (ii). Any closing under this Section 2(a)(v)(A) shall be on a date (the "Closing Date") not later than thirty (30) days after the date on which the Trust gives the notice referred to in paragraph (i) of this Section 2(a)(v)(A).

               (B) Certificate Delivery; Payment. In the case of Transfers by any shareholder or his or her representative to the Trust pursuant to Section 2(a)(v), the shareholder will deliver the certificate representing the Preferred Shares being sold, or together with the Instrument of Transfer, properly endorsed for transfer, to the Trust or its designee on or before the Closing Date. Within five (5) business days after receipt by the Trust or its designee of the properly endorsed certificate or Instrument of Transfer for the

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          Preferred   Shares,   the  Trust  or  its   designee   shall  pay  the
consideration for such Preferred Shares to the shareholder or his or her representative.

               (C) Forms of Consideration. The form of consideration to be paid by the Trust or its designee for Preferred Shares purchased by it shall be U.S. dollars conveyed by check(s) (except for purchases pursuant to Section 2(a)(iv)(B), the payment of which are by assets or property other than cash).

          (vi) Legend - Preferred Shares. Each certificate for Preferred Shares shall bear substantially the following legend:

                  THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN SPECIAL RESTRICTIONS ON TRANSFER, AND CERTAIN RIGHTS OF FIRST REFUSAL ON THE PART OF THE TRUST, THE TERMS AND CONDITIONS OF WHICH ARE SET FORTH IN THE TRUST'S DECLARATION OF TRUST, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING SUCH SPECIAL RESTRICTIONS ON TRANSFER AND RIGHTS OF FIRST REFUSAL, WILL BE FURNISHED TO EACH HOLDER OF PREFERRED SHARES ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH A COPY MUST BE DIRECTED TO THE SECRETARY OF THE TRUST

          (vii) Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up the affairs of the Trust, the holders of the Preferred Shares then outstanding shall be entitled to be paid out of the assets of the Trust available for distribution to its shareholders, whether such assets are capital or surplus and whether or not any dividends are declared, an amount equal to the Stated Value for each share outstanding plus all accrued, but unpaid dividends (the "Preferred Share Liquidation
Preference"). The liquidation payment with respect to each outstanding fractional Preferred Share shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding Preferred Share. All payments for which this Section 2(a)(vii) provides shall be in cash, property (valued at its fair market value, as determined by the Board in good faith) or a combination thereof. After payment of the full amount of the Preferred Share Liquidation Preference to which each such shareholder is entitled, such holders of Preferred Shares will not be entitled to any further participation in any distribution of the assets of the Trust. For the purposes of this Section 2 of
Article VI, neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of beneficial interest, securities or other consideration) of all or substantially all of the property or assets of the Trust nor the consolidation or merger of the Trust with or into any other entity shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Trust.

          (viii) Voting Rights. The holders of Preferred Shares shall not have any voting rights.

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     (b)  Restrictions  on Payment of  Dividends  and  Redemption  of  Preferred
Shares. Notwithstanding anything contained herein to the contrary and subject to any restrictions contained in the Bylaws of the Trust, no dividends or distributions on Preferred Shares or other shares shall be declared by the Board of Trustees or paid or set apart for payment by the Trust if, at the time of such declaration, such payment or setting apart would be prohibited by the Maryland General Corporation Law (the "MGCL") if the Trust were a Maryland corporation, provided, however, that in determining whether a distribution (other than upon voluntary or involuntary liquidation) by dividend, redemption or other acquisition of Shares of the Trust or otherwise would be permitted under the MGCL if the Trust were a Maryland corporation, no effect shall be given to amounts that would be needed if the Trust were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of holders of Shares of the Trust whose preferential rights upon dissolution are superior to those receiving the distribution.

Section 3. REIT-Related Restrictions and Limitations on Transfer and Ownership of the Equity Shares.

     (a) Definitions. As used in this Section 3, the following terms shall have the indicated meanings (certain other terms used in this Section 3 are defined elsewhere in this Declaration of Trust):

                           "Beneficial Ownership" means ownership of Equity
                  Shares by a Person who is or would be treated as an owner of such Equity Shares either actually or constructively through the application of Section 544 of the Code, as modified by
                  Section 856(h)(1)(B) of the Code. The terms "Beneficially Own," "Beneficially Owned," "Beneficially Owns" and "Beneficial Owner" shall have the correlative meanings.

                           "Business Day" means any day, other than a Saturday
                  or Sunday, that is neither a legal holiday nor a day on which banking institutions in Los Angeles, California or New York, New York are authorized or required by law, regulation or executive order to close.

                           "Charitable Beneficiary" means one or more
                  beneficiaries of the Share Trust as determined pursuant to
                  Section 3(c)(vi) of this Article VI.

                           "Constructive Ownership" means ownership of Equity
                  Shares, or any other interest in an entity by a Person who is or would be treated as an owner thereof either actually or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructively Own," "Constructively Owned," "Constructively Owns" and "Constructive Owner" shall have the correlative meanings.

                           "Disqualifying Trust Shares" shall mean (i) with
                  respect to any purported Transfer which would cause a violation of Section 3(b)(i) of this Article VI, the smallest number of Equity Shares (rounded up to the nearest whole Share) purported to be transferred, which, if transferred to a Share Trust as provided in Section 3(c) of this Article VI, would result in compliance with the ownership restrictions set forth in Section 3(b)(i) of this Article VI, and (ii) with respect to any Non-Transfer Event, the smallest number of Equity Shares (rounded up to the nearest whole Share) held by a Prohibited Owner which, if transferred to a Share Trust as provided in Section 3(c) of this Article VI, would result in compliance with the ownership restrictions set forth in Section 3(b)(i) of this Article VI.

                           "Equity Shares" shall mean Shares of all classes or
                  series including, without limitation, Common Shares and Preferred Shares.

                           "Initial Issuance" shall mean the calendar day
                  following the initial issuance of the Common Shares and the initial issuance of the Preferred Shares pursuant to this Declaration of Trust.

                           "IRS" means the United States Internal Revenue
                  Service.

                           "Market Price" means the last reported sales price of
                  the Equity Shares on the trading day immediately preceding the relevant date as reported on the principal exchange or quotation system over which the Equity Shares may be traded, or if not then traded over any exchange or quotation system, then the fair market value of the Equity Shares on the relevant date as determined in good faith by the Board of Trustees.

                           "Non-Transfer Event" shall mean any event other than
                  a Transfer (including, but not limited to, (i) the granting of any option or the entering into any agreement for the sale, transfer or other disposition of Equity Shares or the right to vote and receive dividends on Equity Shares, or (ii) the sale, transfer, assignment or other disposition of interests in other entities or of any securities or rights convertible into or exchangeable for Equity Shares which results in changes in Beneficial or Constructive Ownership of Equity Shares) that would cause any Person to violate the prohibitions set forth in Section 3(b)(i) of this Article VI.

                           "Ownership Limit" means 9.8% of the number of shares
                  or value (whichever is more restrictive) of the outstanding Equity Shares. The number and value of Equity Shares of the Trust shall be determined by the Board of Trustees in good faith, which determination shall be conclusive for all purposes hereof.

                           "Person" shall mean an individual, corporation,
                  partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter acting in a capacity as such in a public offering of the Equity Shares provided that the ownership of Equity Shares by such underwriter would not result in the Trust being "closely held" within the meaning of
                  Section 856(h) of the Code, or otherwise result in the Trust failing to qualify as a REIT.

                           "Prohibited Owner" shall mean with respect to any
                  purported Transfer or Non-Transfer Event, any Person who is prevented from becoming or continuing to be the record holder of Equity Shares under Section 3(b) of this Article VI.

                           "Restriction Termination Date" means the effective
                  date, if any, for revocation or termination of the Trust's REIT election pursuant to Section 856(g) of the Code, as specified in a resolution of the Board determining that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT. If no such effective date is specified in such resolution, the Restriction Termination Date shall be the date such revocation or termination otherwise becomes effective.

                           "Share Trust" means each of the trusts provided for
                  in Section 3(c) of this Article VI.

                           "Share Trustee" shall mean the Person unaffiliated
                  with the Trust and any Prohibited Owner that is appointed by the Trust to serve as trustee of the Share Trust.

                           "Transfer" means any sale, transfer, gift,
                  assignment, devise or other disposition of Equity Shares or the right to vote or receive dividends on Equity Shares, whether voluntary or involuntary, whether of record or beneficially, whether by operation of law or otherwise. The terms "Transfers" or "Transferred" shall have the correlative meanings.

     (b) Restriction on Ownership and Transfers.

          (i) From the date of the Initial Issuance and prior to the Restriction Termination Date:

               (A) except as provided in Section 3(k) of this Article VI, no Person shall Beneficially Own or Constructively Own Equity Shares in excess of the Ownership Limit; and

               (B) no Person shall Beneficially or Constructively Own Equity Shares to the extent that such Beneficial or Constructive Ownership of Equity Shares would result in the Trust being "closely held" within the meaning of
Section 856(h) of the Code, or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive ownership that would result in the Trust owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Trust (either directly, or indirectly through another entity owned in whole or in part by the Trust) from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

          (ii) If, during the period commencing on the date of the Initial Issuance and prior to the Restriction Termination Date, any Transfer or Non-Transfer Event occurs that, if effective, would result in any Person Beneficially or Constructively Owning Equity Shares in violation of Section 3(b)(i) of this Article VI, then (1) the applicable Disqualifying Shares shall be automatically transferred to a Share Trust for the benefit of a Charitable Beneficiary, as described in Section 3(c), effective as of the close of business on the Business Day prior to the date of such Transfer or Non-Transfer Event, and such Prohibited Owner shall thereafter have no rights in such Disqualifying Shares, or (2) if, for any reason, the transfer to the Share Trust described in clause (1) of this sentence is not automatically effective as provided therein to prevent any Person from Beneficially or Constructively Owning Equity Shares in violation of Section 3(b)(i) of this Article VI, then the Transfer (or, in the event of a Non-Transfer Event, the event giving rise to the record ownership) of that number of Equity Shares that otherwise would cause any Person to violate Section 3(b)(i) shall be void ab initio, and the Prohibited Owner shall have no rights in such Equity Shares.

          (iii) Notwithstanding any other provisions contained herein, during the period commencing on the date of the Initial Issuance and prior to the Restriction Termination Date any Transfer of Equity Shares that, if effective, would result in the shares of the Trust being beneficially owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio, and the intended transferee shall acquire no rights in such Equity Shares.

     (c) Transfers of Equity Shares in Trust.

          (i) Upon any purported  Transfer or  Non-Transfer  Event  described in
Section 3(b)(ii) of this Article VI, the applicable Disqualifying Shares shall be deemed to have been transferred to the Share Trustee in his capacity as trustee of a Share Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Share Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or Non-Transfer Event that results in a Transfer to the Share Trust pursuant to Section 3(b)(ii) of this Article VI. The Share Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 3(c)(vi) of this Article VI.

          (ii) Equity Shares held by the Share Trustee shall be issued and outstanding Equity Shares of the Trust. The Prohibited Owner shall have no rights in the shares held by the Share Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Share Trustee, shall have no rights to dividends and shall not possess any rights to vote or other rights attributable to the shares held in the Share Trust.

          (iii) The Share Trustee shall have all voting rights and rights to dividends with respect to Equity Shares held in the Share Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or distribution paid prior to the discovery by the Trust that the Equity Shares have been transferred to the Share Trustee shall be paid to the Share Trustee upon demand, and any dividend or distribution declared but unpaid shall be paid when due to the Share Trustee with respect to such Equity Shares. Any dividends or distributions so paid over to the Share Trustee shall be held in trust for the Charitable Beneficiary.

          (iv) As soon as reasonably practical because after receiving notice from the Trust that Equity Shares have been transferred to the Share Trust (but in an orderly fashion so as to maximize the consideration to be obtained for such shares), the Share Trustee shall sell the shares held in the Share Trust to a Person, designated by the Share Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 3(b)(i) of this
Article VI. Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Share Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as the lesser of (1) the price paid by the Prohibited Owner for the shares in the transaction that resulted in such transfer to the Share Trust (or, if the event which resulted in the transfer to the Share Trust did not involve a purchase of such shares at Market Price (e.g., a gift or a Non-Transfer Event) the Market Price of such shares on the day of the event which resulted in the transfer of the shares of the Share Trust) and (2) the price per Share received by the Share Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Share Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary together with any dividends or other distributions thereon. If, prior to the discovery by the Trust that such Equity Shares have been transferred to the Share Trustee, such shares are sold by a Prohibited Owner then (i) such shares shall be deemed to have been sold on behalf of the Share Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 3(c)(iv), such excess shall be paid to the Share Trustee upon demand.

          (v) Equity Shares transferred to the Share Trustee shall be deemed to have been offered for sale to the Trust, or its designee, at a price per share equal to the lesser of (i) the price paid by the Prohibited Owner for the shares in the transaction that resulted in such transfer to the Share Trust (or, if the event which resulted in the transfer to the Share Trust did not involve a purchase of such shares at Market Price (e.g., a gift or a Non-Transfer Event) the Market Price of such shares on the day of the event which resulted in the transfer of the shares of the Share Trust) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust, or its designee, shall have the right to accept such offer until the Share Trustee has sold the shares held in the Share Trust pursuant of Section 3(c)(iv). Upon such a sale to the Trust or its designee, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Share Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and any dividends or other distributions held by the Share Trustee with respect to such Equity Shares shall thereupon be paid to the Charitable Beneficiary.

          (vi) By written notice to the Share Trustee, the Trust shall designate one or more non-profit organizations to be the Charitable Beneficiary of the interest in the Share Trust such that (i) the Equity Shares held in the Share Trust would not violate the restrictions set forth in Section 3(b)(i) in the hands of such Charitable Beneficiary and (ii) each Charitable Beneficiary is an organization described in Sections 170(b)(1)(A), 170(c)(2) and 501(c)(3) of the Code.

     (d) Remedies For Breach. If the Board of Trustees or its designees shall at any time determine in good faith that a Transfer or Non-Transfer Event has taken place in violation of Section 3(b) of this Article VI or that a Person intends to acquire, has attempted to acquire or may acquire Beneficial Ownership (determined without reference to any rules of attribution) or Constructive Ownership of any Equity Shares of the Trust in Violation of Section 3(b) of this
Article VI, the Board or its designees shall take such action as it deems necessary or advisable to refuse to give effect or to prevent such Transfer or Non-Transfer Event, including, but not limited to, causing the Trust to redeem shares, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer; provided, however, that any Transfers (or, in the case of Non-Transfer Events, Constructive Ownership or Beneficial Ownership) in violation of Section 3(b)(i) of this Article VI, shall automatically result in the transfer to a Trust as described in Section 3(b)(ii) of this Article VI, and any Transfer in violation of Section 3(b)(iii) of this
Article VI shall automatically be void ab initio irrespective of any action (or non-action) by the Board.

     (e) Enforcement. The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

     (f) Notice of Restricted Transfer. Any Person who acquires or attempts to acquire shares in violation of Section 3(b) of this Article VI, or any Person who is a Prohibited

Owner such that an automatic transfer to a Share Trust results under Section 3(b)(ii) of this Article VI, shall immediately give written notice to the Trust of such event and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer or Non-Transfer Event or attempted Transfer or Non-Transfer Event on the Trust's status as a REIT.

     (g) Owners Required to Provide Information. From the Date of the Initial Issuance and prior to the Restriction Termination Date:

          (i) every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Equity Shares, within 30 days after the end of each taxable year, shall, upon request by the Trust, give written notice to the Trust stating the name and address of such owner, the number of Equity Shares Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust's status as a REIT and to ensure compliance with the Ownership Limit.

          (ii) each Person who is a Beneficial Owner or Constructive Owner of Equity Shares and each Person (including the shareholder of record) who is holding Equity Shares for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Trust's status as a REIT.

     (h) Remedies Not Limited. Nothing contained in this Article VI shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Trust and the interests of its shareholders by preservation of the Trust's status as a REIT.

          (i) Non-Waiver. No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any rights of the Trust or the Board, as the case may be, except to the extent specifically waived in writing.

     (j) Ambiguity. In the case of an ambiguity in the application of any of the provisions of Section 3 of this Article VI, including any definition contained in Section 3(a), the Board of Trustees shall have the power to determine the application of the provisions of this Section 3 with respect to any situation based on the facts known to it, and any such determination shall be final and binding on all interested parties, including the shareholders. In the event
Section 3 of this Article VI requires an action by the Board, and the Declaration of Trust fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Section 3. Absent a decision to the contrary by the Board of Trustees (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 3(b)) acquired Beneficial or Constructive Ownership of Equity Shares in violation of Section 3(b)(i), such remedies (as applicable) shall apply first to the shares which, but for such remedies, would have been actually owned by such Person, and second to shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares based upon the relative number of shares held by each such Person.

     (k) Exceptions.

          (i) Subject to Section 3(b)(i)(B), the Board of Trustees, in its sole discretion, may exempt a Person from the limitation on a Person Beneficially Owning Equity Shares in excess of the Ownership Limit if such Person is not an individual or treated as an owner of shares for purposes of Section 542(a)(2) of the Code (as modified by Section 856(h) of the Code) and the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial Ownership of such Equity Shares will violate the Ownership Limit, and agrees that any violation of such representations or undertaking (or other action which is contrary to the restrictions contained in Section 3(b) of this Article VI) or attempted violation will result in such Equity Shares being transferred to a Share Trust in accordance with Section 3(b)(ii) of this Article VI.

          (ii) Prior to granting any exception pursuant to Section 3(k)(i) of this Article VI, the Board of Trustees may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Trust's status as a REIT.

          (iii) Anything in Section 3 of Article VI or elsewhere in the Declaration of Trust to the contrary notwithstanding, National Bank of the Redwoods and Redwood Empire Bancorp shall be exempt from the Ownership Limit, and may Beneficially Own or Constructively Own Equity Shares in excess of the Ownership Limit.

Section 4. RESERVED.

Section 5. Legends. Each certificate for Equity Shares will bear substantially the following legend:

                           The shares represented by this certificate are
                  subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Trust's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"). Subject to certain further restrictions and except as expressly provided in the Declaration of Trust of the Trust,
                  (i) no Person, with the exception of National Bank of the redwoods AND redwood empire bancorp, may Beneficially Own or Constructively Own Equity Shares in excess of 9.8% (by value or by number of Equity Shares, whichever is more restrictive) of the outstanding Equity Shares of the Trust; (ii) no Person may Beneficially or Constructively Own Equity Shares that would result in the Trust being "closely held" under Section 856(h) of the Code or otherwise cause the Trust to fail to qualify as a REIT; and (iii) no Person may Transfer Equity Shares if such Transfer would result in the Equity Shares of the Trust being owned by fewer than 100 Persons. Any Person who

                  Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Equity Shares which causes or will cause a Person to Beneficially or Constructively Own Equity Shares in violation of the above limitations must immediately notify the secretary of the Trust. If any of the restrictions on transfer or ownership are violated, some or all of the Equity Shares represented hereby will be automatically transferred to a Share Trustee of a Share Trust for the benefit of one or more Charitable Beneficiaries. Furthermore, upon the occurrence of certain events, attempted Transfers (or record ownership of Equity Shares, in the case of a Non-Transfer event) in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend may have the meanings defined (with respect to Equity Shares) in the Declaration of Trust, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Equity Shares on request and without charge. Requests for such a copy must be directed to the Secretary of the Trust."

Section 6. General Provisions.

     (a) Interpretation and Ambiguities. In addition to the powers set forth in Sections 3(d), 3(e), 3(h), 3(j) and 3(k) of this Article VI, as well as any other powers set forth in this Article VI, the Board of Trustees shall have the power to interpret and to construct the provisions of this Article VI, and any such interpretation and construction shall be final and binding on all interested parties, including the shareholders; provided, however, any such interpretation shall not adversely affect the Trustees without their prior written consent.

     (b) Severability. If any provision of this Article VI or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

     (c) Stock Exchanges. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange or any other national securities exchange or market system. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

                                  Article VII
                                  SHAREHOLDERS

Section 1. Meetings.

     There shall be an annual meeting of the shareholders, to be held after delivery of the annual report and on proper notice to the shareholders, at such time and place as shall be determined by or in the manner prescribed in the Bylaws, for the election of the Trustees, if required, and for the transaction of any other business within the powers of the Trust. Except as otherwise provided in the Declaration of Trust, special meetings of shareholders may be called in the manner provided in the Bylaws. If there are no Trustees, the officers of the Trust shall promptly call a special meeting of the shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened as the Board of Trustees determines or as provided in the Bylaws.

Section 2. Voting Rights.

     Subject to the provisions of the Preferred Shares, and the provisions of any other classes or series of shares outstanding, the shareholders shall be entitled to vote only on the following matters: (a) election of Trustees as provided in Section 4 of Article V and the removal of Trustees as provided in
Section 5 of Article V; (b) amendment of the Declaration of Trust as provided in
Section 3 of Article IX; (c) termination or dissolution of the Trust (which shall be approved by the shareholders in the same manner as amendments to the Declaration of Trust as provided in Section 3 of Article IX); (d) merger of the Trust or the sale or transfer of all or substantially all of its assets and (e) such other matters with respect to which the Board of Trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the shareholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the shareholders at any meeting shall in any way bind the Board of Trustees.


Section 3. Preemptive and Appraisal Rights.

     No holder of Shares shall, as such holder (a) have any preemptive right to purchase or subscribe for any additional Shares of the Trust, or any other security of the Trust, which it may issue or sell or (b) except as expressly required by Title 8, have any right to require the Trust to pay such holder the fair value of his Shares in an appraisal or similar proceeding.

Section 4. Action by Shareholders Without a Meeting.

     The Bylaws of the Trust may provide that any action required or permitted to be taken by the shareholders may be taken without a meeting by the written consent of the shareholders entitled to cast a sufficient number of votes to approve the matter as required by statute, the Declaration of Trust or the Bylaws of the Trust, as the case may be.

Section 5. Board Approval.

     The submission of any action to the shareholders for their consideration shall first be approved by the Board of Trustees.

Section 6. Extraordinary Actions.

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     Notwithstanding  any provision of law permitting or requiring any action to be taken or authorized by the shareholders by a greater proportion of the votes entitled to be cast, any such action shall be effective and valid if taken or approved by the affirmative vote of a majority of all the votes entitled by the shareholders to be cast by the shareholders on the matter.



                                  Article VIII
                     LIABILITY LIMITATION, INDEMNIFICATION,
                         AND TRANSACTIONS WITH THE TRUST

Section 1. Limitation of Shareholder Liability.

     No shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his or her being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the property or affairs of the Trust by reason of his or her being a shareholder.

Section 2. Limitation of Trustee and Officer Liability.

     To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a real estate investment trust, no Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages. Neither the amendment nor repeal of this Section, nor the adoption or amendment of any other provision of this Declaration of Trust inconsistent with this Section, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In the absence of any Maryland statute limiting the liability of trustees and officers of a Maryland real estate investment trust for money damages in a suit by or on behalf of the Trust or by any shareholder, no Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages except to the extent that (a) the Trustee or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received; or (b) a judgment or other final adjudication adverse to the Trustee or officer is entered in a proceeding based on a finding in the proceeding that the Trustee's or officer's action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 3. Express Exculpatory Clauses in Instruments.

     Neither the shareholders nor the Trustees, officers, employees or agents of the Trust shall be liable under any written instrument creating an obligation of the Trust, and all persons shall look solely to the property of the Trust for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not

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

render any shareholder, Trustee, officer, employee or agent liable thereunder to any third party, nor shall any officer, employee or agent of the Trust be liable to anyone for such omission.

Section 4. Indemnification.

     The Trust shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former shareholder, Trustee or officer of the Trust or (b) any individual who, while a Trustee of the Trust and at the request of the Trust, serves or has served as a director, officer, partner, trustee, employee or agent of another real estate investment trust, corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former shareholder, Trustee or officer of the Trust. The Trust shall have the power, with the approval of its Board of Trustees, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any employee or agent of the Trust or a predecessor of the Trust.

Section 5. Transactions Between the Trust and its Trustees, Officers, Employees and Agents.

     Subject to any express restrictions in this Declaration of Trust or adopted by the Trustees in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind (including, without limitation, for the purchase or sale of property or for any type of services, including those in connection with underwriting or the offer or sale of securities of the Trust) with any person, including any Trustee, officer, employee or agent of the Trust or any person affiliated with a Trustee, officer, employee or agent of the Trust, whether or not any of them has a financial interest in such transaction.

                                   Article IX
                                    AMENDMENT

Section 1. General.

     This  Declaration  of Trust may not be amended  except as  provided in this
Article IX. The Trust reserves the right from time to time to make any amendment to its Declaration of Trust, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this Declaration of Trust, of any Shares. All rights and powers conferred by the Declaration of Trust on shareholders, Trustees and officers are granted subject to this reservation. All references to the Declaration of Trust shall include all amendments thereto.

Section 2. The Trustees.

     The Board of Trustees may amend the Declaration of Trust from time to time, in the manner provided by Title 8, without any action by the shareholders, to qualify as a real estate investment trust under the Code or under Title 8, or as otherwise provided in the Declaration of Trust. A majority of the Trustees, without action by the shareholders, may amend this Declaration of Trust to change the name of the Trust or to change the name or other designation or the par value of any class or series of Shares and the aggregate par value of the Shares, in accordance with Section 2-605 of the MGCL. The Board of Trustees may amend the Declaration of Trust, without action by the shareholders, in any manner permitted in which Title 8 permits a declaration of trust of a Maryland real estate investment trust to be amended without the approval of or vote by the shareholders.

Section 3. By Shareholders.

     Except as provided in Section 2 of this Article IX and where approval of the shareholders is not required by the Title 8 or would not be required if the Trust were a Maryland corporation, this Declaration of Trust may be amended only by the affirmative vote of a majority of all votes entitled to be cast by the shareholders on the matter.



                                   Article X
                        DURATION AND TERMINATION OF TRUST

Section 1. Duration.

     The Trust shall continue perpetually unless terminated pursuant to any applicable provision of Title 8.

Section 2. Termination.

     (a) Upon the termination of the Trust:

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

          (i) The Trust shall carry on no business except for the purpose of winding up its affairs.

          (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under the Declaration of Trust shall continue, including the powers to fulfill or discharge the Trust's contracts, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining property of the Trust to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities and do all other acts appropriate to liquidate its business.

          (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and agreements as they deem necessary for their protection, the Trust may distribute the remaining property of the Trust among the shareholders so that after payment in full or the setting apart for payment of such preferential amounts, if any, to which the holders of any Shares at the time outstanding shall be entitled, the remaining property of the Trust shall, subject to any participating or similar rights of Shares at the time outstanding, be distributed ratably among the holders of Common Shares at the time outstanding.

     (b) After termination of the Trust, the liquidation of its business and the distribution to the shareholders as herein provided, a majority of the Trustees shall execute and file with the Trust's records a document certifying that the Trust has been duly terminated, and the Trustees shall be discharged from all liabilities and duties hereunder, and the rights and interests of all shareholders shall cease.



                                   Article XI
                                  MISCELLANEOUS

Section 1. Governing Law.

     The Declaration of Trust is executed by the undersigned Trustees and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

Section 2. Reliance by Third Parties.

     Any certificate shall be final and conclusive as to any person dealing with the Trust if executed by the Secretary or an Assistant Secretary of the Trust or a Trustee, and if certifying to: (a) the number or identity of Trustees, officers of the Trust or shareholders; (b) the due authorization of the execution of any document; (c) the action or vote taken, and the existence of a quorum, at a meeting of the Board of Trustees or shareholders; (d) a copy of the Declaration of Trust or of the Bylaws as a true and complete copy as then in force; (e) an amendment to the Declaration of Trust; (f) the termination of the Trust; or (g) the existence of any fact relating to the affairs of the Trust. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trust on its behalf or by any officer, employee or agent of the Trust.

Section 3. Severability.

     (a) The provisions of the Declaration of Trust are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any one or more such provisions (the "Conflicting Provisions") are in conflict with the Code, Title 8 or other applicable federal or state laws, the Conflicting Provisions, to the extent of the conflict, shall be deemed never to have constituted a part of the Declaration of Trust, even without any amendment of the Declaration of Trust pursuant to Article IX and without affecting or impairing any of the remaining provisions of the Declaration of Trust or rendering invalid or improper any action taken or omitted prior to such determination. No Trustee shall be liable for making or failing to make such a determination. In the event of any such determination by the Board of Trustees, the Trustees shall amend the Declaration of Trust in the manner provided in
Section 2 of Article IX.

     (b) If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such holding shall apply only to the extent of any such invalidity or unenforceability and shall not in any manner affect, impair or render invalid or unenforceable such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

Section 4. Construction.

     In the Declaration of Trust, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include all genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of the Declaration of Trust. In defining or interpreting the powers and duties of the Trust and its Trustees and officers, reference may be made by the Trustees or officers, to the extent appropriate and not inconsistent with the Code or Title 8, to the MGCL.

Section 5. Recordation.

     The Declaration of Trust and any amendment hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Trustees deem appropriate, but failure to file for record the Declaration of Trust or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of the Declaration of Trust or any amendment hereto.

                                  Article XII
                 MERGER, CONSOLIDATION OR SALE OF TRUST PROPERTY

     Subject to the provisions of any class or series of Shares at the time outstanding, the Trust may (a) merge the Trust into another entity, (b) consolidate the Trust with one or more other entities into a new entity or (c) sell, lease, exchange or otherwise transfer all or substantially all of the Trust's Property. Any such action must be approved by the Board of Trustees and, after notice to all shareholders entitled to vote on the matter, by the affirmative vote of a majority of all the votes entitled to be cast on the matter except where approval of the shareholders is not required by Title 8 or would not be required if the Trust were a Maryland corporation.

     IN WITNESS WHEREOF, this Declaration of Trust has been executed as of the 5th day of February, 2002 by the undersigned Trustees, each of whom acknowledges that this document is his act, that to the best of his knowledge, information, and belief, the matters and facts set forth herein are true in all material respects and that this statement is made under the penalties for perjury.









                  [Signatures contained on the following page]

                                    NBR  REAL ESTATE  INVESTMENT TRUST,
                                    a Maryland real estate investment trust




                                    Signature:     ____________________________
                                    Name:           Patrick W. Kilkenny
                                    Title:          Trustee




                                    Signature:     ____________________________
                                    Name:          Dana R. Johnson
                                    Title:         Trustee



                                    Signature:     ____________________________
                                    Name:          James E. Beckwith
                                    Title:         Trustee





                    [Signature page of Declaration of Trust]









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